PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT
Property And Equipment
	2021	2020
Property and equipment:
Telecommunications fiber and equipment	$2,686,905	$2,530,167
Film production equipment	-	369,903
Medical equipment	209,499	133,329
Office furniture and equipment	77,859	86,899
Leasehold improvements	-	18,679
Total Property ad equipment	$2,974,263	$3,138,977
Accumulated depreciation	(1,325,241)	(993,380)
Property and equipment, net	$1,649,022	$2,145,597